Federated Institutional Prime Obligations Fund
A Portfolio of Money Market Obligations Trust
AUTOMATED SHARES (TICKER PBAXX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 30, 2018
On May 16, 2019, the Board of Trustees of Money Market Obligations Trust approved the liquidation of the Automated Shares of Federated Institutional Prime Obligations Fund effective on or about May 17, 2019 (the “Liquidation” or the “Liquidation Date”). In approving the Liquidation, the Board determined that the liquidation of the Automated Shares is in the best interest of the Fund, the Fund's Automated Shares and its shareholders.
Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed. Such redemption shall follow the procedures set forth in the Fund's Prospectus. Final dividends will be distributed with the liquidation proceeds.
May 17, 2019
Federated Institutional Prime Obligations Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454705 (5/19)
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